UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 9, 2007
                                                           -----------

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


             CREDIT SUISSE COMMERCIAL MORTGAGE TRUST SERIES 2007-C2
             ------------------------------------------------------
                                (Issuing Entity)


         Delaware                    333-141613              13-3320910
         --------                   -------------            ----------
(State or other jurisdiction   (Commission File Number)    (IRS Employer
    of incorporation)                                   Identification Number)

             11 Madison Avenue
             New York, New York                                       10010
  -----------------------------------------------------------------------------
  (Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          --------------

         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9  - Financial Statements and Exhibits

Item 9.01  Financial Statement and Exhibits.

(d)   Exhibits

         Exhibit No.      Description
         -----------      -----------

         5.1 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, dated May 9, 2007, relating to the validity of the certificates

         8.1 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, dated May 9, 2007, relating to tax matters

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CREDIT SUISSE FIRST BOSTON
                                            MORTGAGE SECURITIES CORP.
Date:  May 9, 2007

                                            By:    /s/ Jeffrey Altabef
                                                -------------------------------
                                                Title:  Vice President

                               INDEX TO EXHIBITS

                                                                Paper (P) or
Exhibit No.    Description                                      Electronic (E)
-----------    -----------                                      --------------

5.1            Opinion of Skadden, Arps, Slate, Meagher           E
               & Flom LLP, dated May 9, 2007, relating to the validity of the certificates

8.1            Opinion of Skadden, Arps, Slate, Meagher           E
               & Flom LLP, dated May 9, 2007, relating to tax matters